UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported):  September 16, 2004


                             PENN OCTANE CORPORATION
             (Exact name of registrant as specified in its charter)


          Delaware                 000-24394              52-1790357
          (State of                (Commission            (IRS Employer
          Incorporation)           File Number)           Identification No.)


          77-530 Enfield Land, Bldg D
          Palm Desert, California                         92211
          (Address of principal executive offices)        (Zip Code)

                                 (760) 772-9080
              (Registrant's telephone number, including area code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01.  Entry into a Material Definitive Agreement

     On September 16, 2004, Penn Octane Corporation (the "Company") entered into a series of agreements in connection with its proposed distribution to its common stockholders of the common units of Rio Vista Energy Partners L.P. ("Rio Vista"), currently a wholly-owned subsidiary of the Company, as follows:

DISTRIBUTION  AGREEMENT

     Penn Octane entered into a distribution agreement ("Distribution Agreement") with Rio Vista and its subsidiaries in connection with the distribution. This agreement, as discussed in greater detail below:

     - provides for the principal corporate transactions to be effected in connection with the distribution; and

     - provides for other matters relating to Penn Octane's relationship with Rio Vista and its subsidiaries, and the rights and obligations of Penn Octane and the rights and obligations of Rio Vista, following the distribution.

The principal terms of the Distribution Agreement include:

Corporate Restructuring Transactions and Assignments

On or before the distribution date, Penn Octane and Rio Vista will, and will cause their respective subsidiaries to, take such actions as are necessary to cause, effect and consummate the corporate restructuring transactions identified in the Distribution Agreement and any other agreement relating to the distribution.

In addition, on or before the distribution date or as soon as reasonably practicable after that date, subject to obtaining any required third party consent:

     - Penn Octane will transfer or cause to be transferred to Rio Vista or a subsidiary of Rio Vista all transferable licenses and permits that relate to Rio Vista's business and are held in the name of Penn Octane or any of its subsidiaries or their respective employees, officers, directors, stockholders or agents;

     - Penn Octane will assign, transfer and convey or cause to be assigned, transferred and conveyed to Rio Vista or a subsidiary of Rio Vista all of its right, title and interest in and to any and all agreements that relate exclusively to Rio Vista's business, Rio Vista or any of Rio Vista's subsidiaries; and

     - any agreement that inures to the benefit of Penn Octane or a subsidiary of Penn Octane and to the benefit of Rio Vista or a subsidiary of Rio Vista, will be assigned so that each party will be entitled to the rights and benefits inuring to its business under that agreement.

Conditions to the Distribution

The Distribution Agreement provides that the following conditions must be satisfied or waived before or as of the date of the distribution in order for the distribution to occur:

     - the Form 10 filed by Rio Vista with the Securities and Exchange Commission ("SEC") under the Securities Exchange Act of 1934 must have become effective and not be subject to a stop order or a proceeding for that purpose;

     - the common units of Rio Vista to be delivered in the distribution must have been approved for trading on the National Market System of the Nasdaq Stock Market or other public market acceptable to the Board of Directors of Penn Octane, subject to official notice of issuance;

     - the Board of Directors of Penn Octane and the independent committee of the Board of Directors of Penn Octane must be satisfied that the distribution will be made out of its surplus within the meaning of
          Section 170 of the General Corporation Law of the State of Delaware and Penn Octane will not be insolvent or have unreasonably small capital with which to engage in its businesses following the distribution;

     - the Board of Directors of Penn Octane and the independent committee of the Board of Directors of Penn Octane must have approved the distribution and not have abandoned, deferred or modified the distribution or terms thereof;

     - Penn Octane and the operating subsidiary of Rio Vista shall have duly executed and delivered the purchase contract for the sale of liquefied petroleum gas by Penn Octane to the operating subsidiary of Rio Vista;

     - the Distribution Agreement, the Omnibus Agreement (described below), the Contribution, Conveyance and Assumption Agreement (described below) and each of the other agreements reasonably necessary or appropriate to consummate the corporate restructuring transactions and the distribution must have been duly executed and delivered by the parties;

     - no order, injunction or decree issued by any court or agency of competent jurisdiction or other legal restraint or prohibition preventing the distribution or any of the other transactions contemplated by the Distribution Agreement and the other agreements relating to the distribution may be in effect;

     - the Board of Directors of Penn Octane and the independent committee of the Board of Directors of Penn Octane shall have received a copy of the independent appraisal of the assets to be transferred by Penn Octane to Rio Vista conducted by Baker & O'Brien, Inc. as of January 1, 2004, and each of the Board of Directors of Penn Octane and the independent committee of the Board of Directors of Penn Octane shall have determined in their sole discretion that, based on such independent appraisal, the estimated tax liabilities to be incurred by Penn Octane as a result of the distribution are acceptable; and

     - any material governmental and third party approvals and consents necessary to consummate the distribution and related transactions must have been obtained and must be in full force and effect.

Transaction Expenses

Penn Octane will be responsible for all transaction expenses relating to the distribution incurred by Penn Octane, its subsidiaries, Rio Vista and Rio Vista's subsidiaries.

Termination

The Board of Directors of Penn Octane and the independent committee of the Board of Directors of Penn Octane may abandon the distribution and terminate the distribution agreement at any time before the distribution.

OMNIBUS AGREEMENT

     Penn Octane entered into an omnibus agreement ("Omnibus Agreement") with Rio Vista and its subsidiaries that governs, among other things, indemnification obligations among the parties to the agreement, related party transactions, the provision of general administration and support services by Penn Octane. In this agreement, as discussed in greater detail below:

     - Penn Octane agrees to indemnify Rio Vista for environmental losses arising prior to the distribution, preexisting litigation and tax liabilities.

     - Rio Vista agrees to indemnify Penn Octane for environmental losses arising after the distribution and for federal income tax liabilities resulting from the distribution in excess of $2.5 million.

     - Rio Vista agrees to reimburse Penn Octane for the provision of general and administrative services and other expenses incurred on Rio Vista's behalf.

     - Rio Vista is prohibited from entering into certain material agreements between Rio Vista and Penn Octane without the approval of the conflicts committee of Rio Vista's general partner's board of managers.

Indemnification  Provisions

Under the Omnibus Agreement, Penn Octane will indemnify Rio Vista after the completion of the distribution against:

     - certain potential environmental liabilities associated with the operation of the assets contributed to Rio Vista, and assets retained, by Penn Octane that relate to events or conditions occurring or existing before the completion of the distribution.

Penn Octane will also indemnify Rio Vista for liabilities relating to:

     -    legal actions against Penn Octane;

     -    events and conditions associated with any assets retained by Penn
          Octane;

     - certain defects in the title to the assets contributed to Rio Vista by Penn Octane that arise within three years after the completion of the distribution to the extent such defects materially and adversely affect Rio Vista's ownership and operation of such assets;

     - Rio Vista's failure to obtain certain consents and permits necessary to conduct Rio Vista's business to the extent such liabilities arise within three years after the completion of the distribution; and

     - certain income tax liabilities attributable to the operation of the assets contributed to Rio Vista prior to the time that they were contributed.

Rio Vista will indemnify Penn Octane for certain potential environmental liabilities associated with the operation of the assets contributed to Rio Vista that relate to events or conditions occurring or existing after the completion of the distribution and for federal income tax liabilities in excess of $2.5 million incurred by Penn Octane as a result of the distribution.

Services

Under the Omnibus Agreement, Penn Octane will provide Rio Vista with corporate staff and support services that are substantially identical in nature and quality to the services previously provided by Penn Octane in connection with its management and operation of the assets of Rio Vista during the one-year period prior to the completion of the distribution. These services will include centralized corporate functions, such as accounting, treasury, engineering, information technology, insurance, administration of employee benefit and incentive compensation plans and other corporate services. Penn Octane will be reimbursed for the costs and expenses it incurs in rendering these services, including an overhead allocation to Rio Vista of Penn Octane's indirect general and administrative expenses from its corporate allocation pool. The general partner of Rio Vista will determine the general and administrative expenses that will be allocated to Rio Vista. Administrative and general expenses directly associated with providing services to Rio Vista (such as legal and accounting services) are not included in the overhead allocation pool.

Related Party Transactions

The Omnibus Agreement prohibits Rio Vista from entering into any material agreement with Penn Octane without the prior approval of the conflicts committee of the board of managers of the general partner of Rio Vista. For purposes of the Omnibus Agreement, the term material agreements means any agreement between Rio Vista and Penn Octane that requires aggregate annual payments in excess of $100,000.

Amendment and Termination

The Omnibus Agreement may be amended by written agreement of the parties; provided, however that it may not be amended without the approval of the conflicts committee of the general partner of Rio Vista if such amendment would adversely affect the unitholders of Rio Vista. The Omnibus Agreement has an initial term of five years that automatically renews for successive five-year terms and, other than the indemnification provisions, will terminate if Rio Vista is no longer an affiliate of Penn Octane.

CONTRIBUTION, CONVEYANCE AND ASSUMPTION AGREEMENT

     Penn Octane entered into a contribution, conveyance and assumption agreement ("Contribution, Conveyance and Assumption Agreement") with Rio Vista, the operating subsidiary of Rio Vista and the general partner of the operating subsidiary of Rio Vista and provides for the contribution and conveyance by Penn Octane of the assets comprising Rio Vista's business, including the capital stock of Penn Octane's Mexican subsidiaries and the contracts, permits and leases material to Rio Vista's business, to the operating subsidiary of Rio Vista, the contribution of Penn Octane's 99.9% limited partner interest in the operating subsidiary of Rio Vista to Rio Vista and the assumption by Rio Vista and the operating subsidiary of Rio Vista of all obligations and liabilities associated with such assets, that arise from and after the consummation of the transaction under this agreement, to the full extent that Penn Octane or the Mexican subsidiaries would have been obligated to pay, perform and discharge such obligations and liabilities in the future but for the execution of this agreement.

CONVEYANCE AGREEMENT

     Pursuant to the Contribution, Conveyance and Assumption Agreement, Penn Octane executed a conveyance agreement ("Conveyance Agreement") with the operating subsidiary of Rio Vista that conveys the following assets of Penn Octane to the operating subsidiary of Rio Vista effective as of 4:58 p.m. on September 30, 2004:

Brownsville Terminal Facilities:
     Building
     LPG Terminal facilities
     Tank Farm
     Leasehold improvements
     Capital construction in progress
     Equipment

US Pipelines and Rights Of Way:
     6" and 8" (Brownsville terminal to US Border)
     Various rights of way obtained in connection with operation of US Pipelines between Brownsville Terminal and US Border

Other:
     Land acquired in Brownsville in vicinity of the US Pipelines between
       Brownsville Terminal and US border
     Inventory located in storage tanks and pipelines located in Brownsville
       (and extending to storage and pipelines located in assets held by the Mexican subsidiaries)

Investment in Subsidiaries:
     Penn Octane de Mexico, S. de R.L. de C.V.
     Termatsal, S. de R.L. de C.V.
     Penn Octane International LLC

Contracts and Leases (assumed and/or assigned):
     Lease Agreements
          Port of Brownsville
               LPG Terminal Facility
               Tank Farm Lease
     US State Department Permit
     Other licenses and permits in connection with ownership and operation of the US pipelines between Brownsville and US border

PURCHASE AGREEMENT FOR LPG

     Penn Octane entered into a purchase agreement ("Purchase Agreement") with the operating subsidiary of Rio Vista pursuant to which the operating subsidiary of Rio Vista agrees to purchase all of its LPG requirements for sales which utilize the assets transferred to the operating subsidiary of Rio Vista by Penn Octane to the extent Penn Octane is able to supply such LPG requirements. This agreement further provides that the operating subsidiary of Rio Vista will have no obligation to purchase LPG from Penn Octane to the extent the distribution of such LPG to Rio Vista's customers would not require the use of any of the assets Penn Octane contributes to the operating subsidiary of Rio Vista under the Contribution, Conveyance and Assumption Agreement. The Purchase Agreement terminates on the earlier to occur of:

     - Penn Octane ceases to have the right to access the Seadrift pipeline that connects to Rio Vista's Brownsville terminal facilities; and

     - the operating subsidiary of Rio Vista ceases to sell LPG using any of the assets contributed by Penn Octane to the operating subsidiary of Rio Vista pursuant to the contribution, conveyance and assumption agreement.

The price Rio Vista will pay for LPG under this contract is indexed to the price quoted by the Oil Price Information Service for Mt. Belvieu non-tet propane and non-tet normal butane, plus other costs and amounts based on a formula that takes into consideration operating costs to both Penn Octane and to Rio Vista.

LIMITED PARTNERSHIP AGREEMENTS AND LIMITED LIABILITY COMPANY AGREEMENT

     In addition to the agreements described above, Penn Octane executed the following agreements in the capacity indicated:

     - First Amended and Restated Agreement of Limited Partnership of Rio Vista Energy Partners L.P., in Penn Octane's capacity as organizational limited partner;

     - First Amended and Restated Agreement of Limited Partnership of Rio Vista Operating Partnership L.P., the operating subsidiary of Rio Vista, in Penn Octane's capacity as limited partner; and

     - Amended and Restated Limited Liability Company Agreement of Rio Vista GP LLC, the general partner of Rio Vista, in Penn Octane's capacity as member.

Each of the foregoing agreements is described in the registration statement on Form 10 filed by Rio Vista with the SEC on August 26, 2004, as amended by Amendment No. 1 thereto filed with the SEC on September 16, 2004 (SEC File No. 000-50394).

     SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         PENN OCTANE CORPORATION


                                         By:   /s/ Ian T. Bothwell
                                            ---------------------------------
                                            Name:  Ian T. Bothwell
                                            Title:  Vice President, Treasurer,
                                               Assistant Secretary, Chief
                                               Financial Officer and Principal
                                               Accounting Officer
Date:  September 22, 2004


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